The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

Harborview 2005-13

With Silent 2nds

		Minimum	Maximum
Scheduled Principal Balance	$221,377,015	$54,413	$2,995,991
Average Scheduled Principal Balance	$347,531
Number of Mortgage Loans	637

Weighted Average Gross Coupon	4.521%	1.000%	7.375%
Weighted Average FICO Score	703	616	812
Weighted Average Original LTV	77.06%	44.44%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	351 months	360 months
Weighted Average Seasoning	2 months	0 months	9 months

Weighted Average Gross Margin	2.812%	0.975%	4.750%
Weighted Average Minimum Interest Rate	2.812%	0.975%	4.750%
Weighted Average Maximum Interest Rate	9.950%	9.500%	10.950%

Weighted Average Months to Roll	1 months	1 months	4 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	00 months	60 months

Maturity Date		Dec 1 2034	Oct 1 2035
Maximum Zip Code Concentration	1.62%	90265 (Malibu, CA)

ARM	100.00%

Negam LIBOR	100.00%

Prepay Penalty: 12 months	41.97%
Prepay Penalty: 36 months	41.38%
Prepay Penalty: 0 months	15.70%
Prepay Penalty: 30 months	0.95%

First Lien	100.00%

Reduced Documentation	79.91%
Full Documentation	7.97%
Full/Alt	6.65%
Alternative Documentation	3.07%
SISA	2.40%

Purchase	62.35%
Cash Out Refinance	23.62%
Rate/Term Refinance	14.03%

Single Family	55.96%
PUD	25.56%
Condominium	13.61%
Two-Four Family	4.88%

Primary	76.31%
Investor	16.26%
Second Home	7.43%

Top 5 States: California	42.59%
Florida	23.83%
Nevada	7.70%
Maryland	3.35%
Virginia	2.26%

Single Family	55.96%
PUD	25.56%
Condominium	13.61%
Two-Four Family	4.88%
Primary	76.31%
Investor	16.26%
Second Home	7.43%
Top 5 States:California	42.59%
Florida	23.83%
Nevada	7.70%
Maryland	3.35%
Virginia	2.26%

Harborview 2005-13

With Silent 2nds

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 -100,000.00	23	1,757,976.09	0.79%	3.641	359	80.25	713
100,000.01 -150,000.00	90	11,392,858.05	5.15%	4.170	358	79.04	717
150,000.01 -200,000.00	70	12,315,779.12	5.56%	4.294	359	79.32	713
200,000.01 -250,000.00	82	18,565,000.69	8.39%	4.508	358	79.62	709
250,000.01 -300,000.00	66	18,058,140.26	8.16%	4.501	358	78.84	703
300,000.01 -350,000.00	62	20,092,695.58	9.08%	4.846	358	79.07	693
350,000.01 -400,000.00	55	20,716,168.97	9.36%	4.823	358	78.77	694
400,000.01 -450,000.00	40	16,993,498.46	7.68%	4.202	358	78.84	698
450,000.01 -500,000.00	28	13,114,111.30	5.92%	3.586	358	78.96	727
500,000.01 -550,000.00	26	13,573,764.95	6.13%	4.720	358	78.77	691
550,000.01 -600,000.00	19	10,981,115.77	4.96%	4.972	358	78.58	694
600,000.01 -650,000.00	31	19,495,132.96	8.81%	3.968	358	77.65	696
650,000.01 -700,000.00	5	3,326,125.60	1.50%	6.353	357	70.84	685
700,000.01 -750,000.00	8	5,832,853.48	2.63%	3.607	359	74.66	708
750,000.01 -800,000.00	7	5,374,535.96	2.43%	4.885	358	72.73	706
800,000.01 -850,000.00	2	1,684,629.83	0.76%	6.187	358	80.00	780
900,000.01 -950,000.00	3	2,767,680.58	1.25%	4.625	358	71.89	690
950,000.01 - 1,000,000.00	13	12,840,634.41	5.80%	4.809	358	69.24	710
1,000,000.01+	7	12,494,312.44	5.64%	5.122	357	65.09	696
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	176	56,506,191.97	25.52%	1.100	359	77.76	700
1.500 - 1.999	39	14,832,736.99	6.70%	1.750	358	76.49	697
2.000 - 2.499	20	5,378,887.55	2.43%	2.070	359	66.32	707
2.500 - 2.999	2	1,882,474.00	0.85%	2.724	358	69.04	728
4.000 - 4.499	1	58,500.00	0.03%	4.250	359	90.00	667
5.000 - 5.499	14	3,991,360.62	1.80%	5.171	358	77.84	713
5.500 - 5.999	50	19,725,200.62	8.91%	5.733	357	76.65	709
6.000 - 6.499	196	72,147,818.92	32.59%	6.213	358	78.00	706
6.500 - 6.999	115	40,754,519.25	18.41%	6.663	358	76.22	702
7.000 - 7.499	24	6,099,324.58	2.76%	7.014	358	79.09	679
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-619	2	710,466.35	0.32%	6.197	357	80.00	616
620-649	70	24,032,327.23	10.86%	4.043	358	76.05	638
650-674	98	37,395,909.70	16.89%	4.776	358	76.00	664
675-699	147	50,001,184.46	22.59%	4.147	358	77.28	688
700-724	111	43,302,422.37	19.56%	4.666	358	75.86	710
725-749	87	29,322,408.67	13.25%	4.707	358	77.69	736
750-774	68	19,818,614.25	8.95%	4.957	358	79.12	760
775-799	43	14,055,574.99	6.35%	4.666	358	79.65	782
800+	11	2,738,106.48	1.24%	3.479	358	79.99	804
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	2	3,347,616.93	1.51%	3.192	360	47.88	682
50.00- 54.99	1	140,881.92	0.06%	6.125	357	54.23	714
55.00- 59.99	3	1,613,202.36	0.73%	5.852	357	57.58	676
60.00- 64.99	8	6,279,709.54	2.84%	2.973	358	61.87	677
65.00- 69.99	14	9,679,954.40	4.37%	4.530	357	66.74	693
70.00- 74.99	29	15,281,220.99	6.90%	5.039	358	71.77	694
75.00- 79.99	117	45,601,288.61	20.60%	4.734	358	77.02	704
80.00	461	139,179,139.75	62.87%	4.482	358	80.00	706
80.01- 84.99	1	195,500.00	0.09%	2.500	360	81.46	730
90.00- 94.99	1	58,500.00	0.03%	4.250	359	90.00	667
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301- 360	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam LIBOR	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Prepayment Penalty Original Te	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	97	34,764,820.72	15.70%	3.151	357	77.54	712
Prepay Penalty: 12 months	263	92,900,884.80	41.97%	4.174	358	75.92	701
Prepay Penalty: 30 months	6	2,095,125.56	0.95%	5.440	358	80.00	758
Prepay Penalty: 36 months	271	91,616,183.42	41.38%	5.373	358	77.97	700
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	29	6,801,595.39	3.07%	4.095	358	79.37	696
Full Documentation	58	17,637,829.00	7.97%	5.120	357	77.36	695
Full/Alt	56	14,730,151.44	6.65%	4.420	358	78.01	688
Reduced Documentation	475	176,893,914.26	79.91%	4.469	358	76.93	705
SISA	19	5,313,524.41	2.40%	5.090	358	74.78	714
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	138	52,287,284.98	23.62%	4.250	358	76.07	690
Purchase	403	138,021,499.51	62.35%	4.634	358	77.81	711
Rate/Term Refinance	96	31,068,230.01	14.03%	4.476	358	75.41	688
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	126	30,126,513.03	13.61%	4.470	358	78.15	713
PUD	159	56,577,525.79	25.56%	4.841	358	78.09	709
Single Family	319	123,875,518.27	55.96%	4.557	358	76.24	698
Two-Four Family	33	10,797,457.41	4.88%	2.583	359	78.11	699
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	169	36,002,148.44	16.26%	4.092	358	78.45	713
Primary	415	168,933,172.78	76.31%	4.592	358	76.66	699
Second Home	53	16,441,693.28	7.43%	4.731	358	78.14	717
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	5	791,118.62	0.36%	1.425	358	80.73	721
Alaska	1	249,490.02	0.11%	6.375	358	80.00	756
Arizona	16	3,920,211.35	1.77%	5.011	358	78.31	702
California	211	94,280,530.11	42.59%	4.405	358	75.81	692
Colorado	9	3,727,788.22	1.68%	4.750	358	75.62	720
Connecticut	1	207,504.32	0.09%	7.000	359	80.00	643
Delaware	2	711,505.75	0.32%	5.830	357	80.00	716
Florida	171	52,748,358.51	23.83%	4.898	358	77.18	713
Georgia	7	1,413,712.83	0.64%	5.865	358	79.82	704
Hawaii	6	2,874,038.91	1.30%	3.956	358	79.03	705
Idaho	4	1,105,739.12	0.50%	2.619	359	76.02	712
Illinois	9	2,172,828.75	0.98%	2.060	357	74.34	690
Indiana	3	629,730.25	0.28%	3.036	358	78.91	717
Louisiana	1	233,472.14	0.11%	6.250	358	76.59	672
Maryland	14	7,410,670.42	3.35%	5.393	358	77.66	703
Massachusetts	9	2,555,522.71	1.15%	2.884	358	79.69	707
Michigan	16	3,817,061.71	1.72%	5.598	358	79.16	680
Minnesota	2	423,304.56	0.19%	4.794	359	79.70	711
Mississippi	1	142,098.96	0.06%	1.750	359	80.00	646
Missouri	1	194,982.10	0.09%	6.875	358	75.29	672
Nevada	56	17,048,994.54	7.70%	5.177	358	79.33	711
New Jersey	5	2,570,036.13	1.16%	2.605	358	72.23	684
New Mexico	2	272,027.73	0.12%	1.375	358	80.00	734
New York	3	961,222.77	0.43%	1.440	358	80.00	749
North Carolina	15	4,369,538.62	1.97%	4.482	358	79.97	745
Ohio	2	275,580.95	0.12%	6.111	358	80.00	736
Oklahoma	1	57,298.57	0.03%	7.000	358	79.58	729
Oregon	5	967,240.38	0.44%	5.375	359	79.96	699
Pennsylvania	5	1,951,069.75	0.88%	3.610	359	78.17	736
Rhode Island	1	219,506.00	0.10%	6.750	358	78.57	642
South Carolina	1	204,217.22	0.09%	5.875	357	80.00	774
Tennessee	2	137,851.32	0.06%	4.527	358	80.00	753
Texas	9	1,944,395.58	0.88%	4.638	358	80.00	704
Utah	4	887,617.12	0.40%	3.719	359	78.57	679
Virginia	16	5,001,618.79	2.26%	3.951	358	79.71	703
Washington	16	3,605,786.96	1.63%	1.863	359	79.66	720
Wisconsin	3	398,299.15	0.18%	2.721	359	79.84	713
Wyoming	2	895,043.56	0.40%	5.604	357	78.45	740
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	196,000.00	0.09%	1.000	360	80.00	672
1.000 - 1.499	2	3,123,500.00	1.41%	1.938	360	54.78	702
1.500 - 1.999	19	7,078,929.14	3.20%	3.843	358	76.20	703
2.000 - 2.499	83	33,935,496.34	15.33%	4.712	358	76.04	701
2.500 - 2.999	282	100,945,636.78	45.60%	4.946	358	78.39	706
3.000 - 3.499	227	70,299,619.40	31.76%	4.203	358	76.89	700
3.500 - 3.999	22	5,739,332.84	2.59%	2.193	358	74.86	698
4.500 - 4.999	1	58,500.00	0.03%	4.250	359	90.00	667
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.001 - 0.999	1	196,000.00	0.09%	1.000	360	80.00	672
1.000 - 1.499	2	3,123,500.00	1.41%	1.938	360	54.78	702
1.500 - 1.999	19	7,078,929.14	3.20%	3.843	358	76.20	703
2.000 - 2.499	83	33,935,496.34	15.33%	4.712	358	76.04	701
2.500 - 2.999	282	100,945,636.78	45.60%	4.946	358	78.39	706
3.000 - 3.499	227	70,299,619.40	31.76%	4.203	358	76.89	700
3.500 - 3.999	22	5,739,332.84	2.59%	2.193	358	74.86	698
4.500 - 4.999	1	58,500.00	0.03%	4.250	359	90.00	667
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	634	220,848,102.46	99.76%	4.519	358	77.06	703
10.000 -10.499	2	283,619.00	0.13%	4.884	358	80.00	764
10.500 -10.999	1	245,293.04	0.11%	6.250	358	80.00	734
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	16	5,208,809.83	2.35%	4.688	358	76.39	701
20.01 -25.00	19	4,219,812.99	1.91%	4.565	358	79.77	707
25.01 -30.00	30	8,496,987.63	3.84%	3.494	358	78.99	719
30.01 -35.00	42	12,463,102.89	5.63%	4.962	358	77.49	699
35.01 -40.00	78	26,651,397.20	12.04%	4.590	358	78.97	704
40.01 -45.00	96	37,895,524.19	17.12%	5.036	358	77.44	699
45.01 -50.00	39	13,706,397.06	6.19%	4.940	358	78.67	704
50.01 -55.00	24	10,047,228.87	4.54%	5.213	358	77.57	724
55.01 -60.00	2	929,595.16	0.42%	5.437	359	75.77	699
None	291	101,758,158.68	45.97%	4.200	358	75.88	700
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	2	481,234.71	0.22%	1.505	358	80.00	801
115	635	220,895,779.79	99.78%	4.528	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Silent Second	637	221,377,014.50	100.00%	4.521	358	77.06	703
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703

CLTV With SS	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
55.00- 59.99	1	997,616.93	0.45%	6.000	359	44.44	664
65.00- 69.99	1	2,350,000.00	1.06%	2.000	360	49.34	690
70.00- 74.99	4	1,864,207.51	0.84%	5.041	358	63.63	678
75.00- 79.99	16	9,629,137.26	4.35%	4.790	358	67.00	693
80.00	14	7,898,458.11	3.57%	4.380	357	69.01	687
80.01- 84.99	18	9,013,314.42	4.07%	3.552	358	72.86	685
85.00- 89.99	159	56,448,930.73	25.50%	4.895	358	78.17	709
90.00- 94.99	416	130,839,114.08	59.10%	4.413	358	78.98	705
95.00- 99.99	5	1,604,850.68	0.72%	6.131	358	80.18	663
100.00	2	672,884.78	0.30%	6.458	358	80.00	673
100.01+	1	58,500.00	0.03%	4.250	359	90.00	667
Total	637	221,377,014.50	100.00%	4.521	358	77.06	703